Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT

SECOND AMENDMENT TO ABL CREDIT AGREEMENT (this “Second Amendment”), dated as of February 6, 2015 to that certain Credit Agreement, dated as of May 25, 2011 (as amended, supplemented, waived or otherwise modified, the “Credit Agreement”; capitalized terms used herein and not defined shall have the meaning set forth in the Credit Agreement), among Envision Healthcare Corporation (the “Parent Borrower”), the Subsidiary Borrowers from time to time party thereto, the lenders and other financial institutions from time to time party thereto, Deutsche Bank AG New York Branch, as swingline lender, as an issuing lender, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to Subsection 2.6 and Subsection 11.1 of the Credit Agreement, the Parent Borrower, the Additional Lenders party hereto and the Administrative Agent agree to the amendment of the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE — L/C Fees and Commitment Agreements and Credit Agreement Amendments.

(a)                                 Subject to the satisfaction of the conditions set forth in Section Two hereof:

(1)                                 On the Second Amendment Effective Date, with respect to each Letter of Credit issued by the Issuing Lender and outstanding on such date, the Parent Borrower shall pay in cash to the Administrative Agent, for the account of each Lender and the relevant Issuing Lender entitled thereto, all L/C Fees in respect of such Letters of Credit accrued and unpaid from the date of the most recent L/C Fee Payment Date falling prior to the Second Amendment Effective Date to but not including the Second Amendment Effective Date.

(2)                                 The Letters of Credit outstanding on the Second Amendment Effective Date shall continue on and after the Second Amendment Effective Date and (x) shall be deemed to constitute a utilization of the Commitments under the Credit Agreement (as amended by this Second Amendment) and (y) shall accrue letter of credit commissions and fees in accordance with Subsection 3.3(a) of the Credit Agreement (as amended by this Second Amendment) on and after the Second Amendment Effective Date as if the Second Amendment Effective Date were a new date of issuance.

(3)                                 Upon the increase in the Commitments under the Credit Agreement pursuant to the Second Amendment becoming effective, each Lender immediately prior to such increase that is providing less than its ratable share of the increase in the Commitments (each, a “Commitment Decrease Lender”) shall automatically and without further act be deemed to have assigned to each Lender providing more than its ratable share of the increase in the

Commitments (each, a “Commitment Increase Lender”) a portion of, and each such Commitment Increase Lender will automatically and without further act be deemed to have assumed a portion of, such Commitment Decrease Lender’s participations under the Credit Agreement in outstanding Letters of Credit such that on the Second Amendment Effective Date, after giving effect to each such deemed assignment and assumption of such participations, the percentage of the aggregate outstanding participations in Letters of Credit issued under the Credit Agreement held by each Lender (including each such Commitment Increase Lender) will equal an amount (expressed as a percentage) equal to (a) such Lender’s Commitment divided by (b) the aggregate Commitments of all Lenders.

(b)                                 Subject to the satisfaction of the conditions set forth in Section Two hereof:

(1)                                 The introductory paragraph of the Credit Agreement is hereby amended by inserting the following text immediately after the text “dated as of May 25, 2011, as amended by that certain first amendment dated as of February 27, 2013”:

“and by that certain second amendment dated as of February 6, 2015,”.

(2)                                 The following defined term shall be added to Subsection 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Second Amendment Effective Date”:  February 6, 2015.

(3)                                 The definition of Commitment in Subsection 1.1 of the Credit Agreement is hereby amended by deleting “$450,000,000” and replacing it with “$550,000,000”.

(4)                                 The definition of Loan Documents in Subsection 1.1 of the Credit Agreement is hereby amended by inserting the text “the Second Amendment to this Agreement, dated as of February 6, 2015,” immediately after the text “the First Amendment to this Agreement, dated as of February 27, 2013,”.

(5)                                 Schedule A of the Credit Agreement is hereby amended by deleting it in its entirely and replacing it with Schedule A attached hereto.

SECTION TWO - Conditions to Effectiveness.  This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when the following conditions shall have been satisfied:

(1)                                 the Parent Borrower, the Additional Lenders party hereto and the Administrative Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, attention:  Corinne Milliken (facsimile number: 212-354-8113, email address: corinne.milliken@whitecase.com);

(2)                                 the Parent Borrower shall have paid, or caused to be paid, to the Additional Lenders party hereto the agreed upfront fees payable by the Parent Borrower to such Additional Lenders pursuant to that certain Additional Lender Joinder Agreement, dated as of the Second Amendment Effective Date, among the Parent Borrower, the Additional Lenders party

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hereto, the Administrative Agent and the other parties thereto and delivered in connection with this Second Amendment;

(3)                                 the Parent Borrower shall deliver to the Administrative Agent and the Lenders an opinion from each of Debevoise & Plimpton LLP and the General Counsel of the Parent Borrower, in form and substance reasonably satisfactory to the Administrative Agent and dated as of the Second Amendment Effective Date;

(4)                                 the Administrative Agent shall have received (A) true and complete copies of resolutions of the board of directors or a duly authorized committee thereof of the Parent Borrower approving and authorizing the execution, delivery and performance of this Second Amendment, and the performance of the Credit Agreement as amended by this Second Amendment, certified as of the Second Amendment Effective Date by a Responsible Officer, secretary or assistant secretary of the Parent Borrower as being in full force and effect without modification or amendment and (B) good standing certificate (or the equivalent thereof) for the Parent Borrower from its jurisdiction of formation.

SECTION THREE - Representations and Warranties; No Default.  In order to induce the Administrative Agent and the Additional Lenders party hereto to consent to this Second Amendment, the Parent Borrower represents and warrants to each of the Administrative Agent and such Additional Lenders that on and as of the date hereof after giving effect to this Second Amendment, (i) no Default or Event of Default exists on or as of the Second Amendment Effective Date; (ii) the representations and warranties of each Loan Party contained in Section 5 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; (iii) the execution, delivery and performance of this Second Amendment has been duly authorized by all necessary corporate or limited liability company action on the part of the Parent Borrower, has been duly executed and delivered by the Parent Borrower and constitutes a legal, valid and binding obligation of the Parent Borrower, enforceable against the Parent Borrower in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and (iv) the execution and delivery hereof by the Parent Borrower and the performance and observance by the Parent Borrower of the provisions hereof do not violate or conflict with (A) any Organizational Document of the Parent Borrower or (B) any Requirement of Law applicable to the Parent Borrower or result in a breach of any provision of any Contractual Obligation of the Parent Borrower in any respect that would reasonably be expected to have a Material Adverse Effect.

SECTION FOUR - Reference to and Effect on the Credit Agreement and the Notes.  On and after the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Second

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Amendment.  The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Second Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

SECTION FIVE - Execution in Counterparts.  This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract.  Delivery of an executed counterpart of this Second Amendment by facsimile transmission or electronic photocopy (i.e., “pdf”) shall be effective as delivery of a manually executed counterpart of this Second Amendment.

SECTION SIX - Governing Law.  THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year first above written.

ENVISION HEALTHCARE CORPORATION

By:	/s/ Randel G. Owen
Name:	Randel G. Owen
Title:	Chief Financial Officer

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent and as an Additional Lender

By:	/s/ Kirk L. Tashjian
Name:	Kirk L. Tashjian
Title:	Vice President

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

BARCLAYS BANK PLC,
as an Additional Lender

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

Each Guarantor acknowledges and consents to each of the foregoing provisions of this Second Amendment.  Each Guarantor further acknowledges and agrees that all Obligations with respect to the Revolving Commitments under the Credit Agreement as modified by this Second Amendment shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement in accordance with the terms and provisions thereof.

GUARANTORS:

ENVISION HEALTHCARE INTERMEDIATE CORPORATION

By:	/s/ William A. Sanger
Name:	William A. Sanger
Title:	Chief Executive Officer

CLINICAL PARTNERS MANAGEMENT COMPANY, LLC NORTHWOOD ANESTHESIA ASSOCIATES, L.L.C.

By:	/s/ William A. Sanger
Name:	William A. Sanger
Title:	Manager

GUARANTORS (cont’d)

A1 LEASING, INC.
ABBOT AMBULANCE, INC.
ACCENT HOME HEALTH CARE, INC.
ADAM TRANSPORTATION SERVICE, INC.
AFFILION, INC.
AIR AMBULANCE SPECIALISTS, INC.
AMBULANCE ACQUISITION, INC.
AMERICAN EMERGENCY PHYSICIANS MANAGEMENT, INC.
AMERICAN INVESTMENT ENTERPRISES, INC.
AMERICAN MEDICAL PATHWAYS, INC.
AMERICAN MEDICAL RESPONSE AMBULANCE SERVICE, INC.
AMERICAN MEDICAL RESPONSE HOLDINGS, INC.
AMERICAN MEDICAL RESPONSE MANAGEMENT, INC.
AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC.
AMERICAN MEDICAL RESPONSE NORTHWEST, INC.
AMERICAN MEDICAL RESPONSE OF COLORADO, INC.
AMERICAN MEDICAL RESPONSE OF CONNECTICUT INCORPORATED
AMERICAN MEDICAL RESPONSE OF GEORGIA, INC
AMERICAN MEDICAL RESPONSE OF ILLINOIS, INC.

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

GUARANTORS (cont’d)

AMERICAN MEDICAL RESPONSE OF INLAND EMPIRE
AMERICAN MEDICAL RESPONSE OF MASSACHUSETTES, INC.
AMERICAN MEDICAL RESPONSE OF NORTH CAROLINA, INC
AMERICAN MEDICAL RESPONSE OF OKLAHOMA, INC.
AMERICAN MEDICAL RESPONSE OF SOUTH CAROLINA, INC
AMERICAN MEDICAL RESPONSE OF SOUTHERN CALIFORNIA
AMERICAN MEDICAL RESPONSE OF TENNESSEE, INC.
AMERICAN MEDICAL RESPONSE OF TEXAS, INC.
AMERICAN MEDICAL RESPONSE WEST
AMERICAN MEDICAL RESPONSE, INC.
AM HOLDCO, INC.
APH LABORATORY SERVICES, INC.
ASSOCIATED AMBULANCE SERVICE, INC.
ATLANTIC AMBULANCE SERVICES ACQUISITION, INC.
ATLANTIC/KEY WEST AMBULANCE, INC.
ATLANTIC/PALM BEACH AMBULANCE, INC.
BESTPRACTICES, INC.
BLYTHE AMBULANCE SERVICE
BROWARD AMBULANCE, INC.
DESERT VALLEY MEDICAL TRANSPORT, INC.
EHR MANAGEMENT CO.
EMCARE ANESTHESIA PROVIDERS, INC.
EMCARE HOLDCO, INC.
EMCARE HOLDINGS INC.
EMCARE OF CALIFORNIA, INC.
EM CARE PHYSICIAN PROVIDERS, INC.
EMCARE PHYSICIAN SERVICES, INC.
EMCARE, INC.
EMERGENCY MEDICAL SERVICES LP CORPORATION
EMERGENCY MEDICINE EDUCATION SYSTEMS, INC.
EVERGREEN EMERGENCY SERVICES OF ALLENTOWN, INC.
FIVE COUNTIES AMBULANCE SERVICE, INC.
FLORIDA EMERGENCY PARTNERS, INC.
FOUNTAIN AMBULANCE SERVICE, INC.

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

GUARANTORS (cont’d):

GOLD COAST AMBULANCE SERVICE
GREATER PINELLAS TRANSPORTATION MANAGEMENT SERVICES, INC.
GUARDIAN HEALTH CARE, INC.
GUARDIAN HEALTHCARE GROUP, INC.
GUARDIAN HEALTHCAREHOLDINGS, INC.
HANK’S ACQUISITION CORP.
HEALTH PRIORITY HOME CARE, INC.
HEALTHCARE ADMINISTATIVE SERVICES, INC.
HEMET VALLEY AMBULANCE SERVICE, INC.
HERREN ENTERPRISES, INC.
HOLIDAY ACQUISITION COMPANY, INC.
INTERNATlONAL LIFE SUPPORT, INC.
JLM HEALTHCARE, INC.
KMAC, INC.
KUTZ AMBULANCE SERVICE, INC.
LIFE LINE AMBULANCE SERVICE, INC.
LIFECARE AMBULANCE SERVICE, INC.
LIFEFLEET SOUTHEAST, INC.
MEDEVAC MEDICAL RESPONSE, INC.
MEDEVAC MIDAMERICA, INC.
MEDIC ONE AMBULANCE SERVICES, INC.
MEDIC ONE OF COBB, INC.
MEDI-CAR AMBULANCE SERVICE, INC.
MEDI-CAR SYSTEMS, INC.
MEDICS AMBULANCE SERVICE (DADE), INC.
MEDICS AMBULANCE SERVICE, INC.
MEDICS AMBULANCE, INC.
MEDICS EMERGENCY SERVICES OF PALM BEACH COUNTY, INC.
MEDICS SUBSCRIPTION SERVICES, INC.
MEDICS TRANSPORT SERVICES, INC.
MEDICWEST AMBULANCE, INC.
MEDICWEST HOLDINGS, INC.
MEDLIFE EMERGENCY MEDICAL SERVICE, INC.
MEDSTAT EMS, INC.
MERCY AMBULANCE OF EVANSVILLE, INC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

GUARANTORS (cont’d):

MERCY LIFE CARE
MERCY, INC.
METRO AMBULANCE SERVICE (RURAL), INC.
METRO AMBULANCE SERVICE, INC.
METRO AMBULANCE SERVICES, INC.
METROPOLITAN AMBULANCE SERVICE
MIDWEST AMBULANCE MANAGEMENT COMPANY
MOBILE MEDIC AMBULANCE SERVICE, INC.
NEVADA RED ROCK AMBULANCE, INC.
NEVADA RED ROCK HOLDINGS, INC.
OHERBST, INC.
PARAMED, INC.
PARK AMBULANCE SERVICE INC.
PHYSICIAN ACCOUNT MANAGEMENT, INC.
PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.
PROVIDER ACCOUNT MANAGEMENT, INC.
PUCKETT AMBULANCE SERVICE, INC.
RADIOLOGY STAFFING SOLUTIONS, INC.
RADSTAFFING MANAGEMENT SOLUTIONS, INC.
RANDLE EASTERN AMBULANCE SERVICE, INC.
REIMBURSEMENT TECHNOLOGIES, INC.
RIVER MEDICAL INCORPORATED
S. FISHER & S. THOMAS INC.
SEMINOLE COUNTY AMBULANCE, INC.
SPRINGS AMBULANCE SERVICE, INC.
STAT HEALTH CARE, INC.
SUNRISE HANDICAP TRANSPORT CORP.
T.M.S. MANAGEMENT GROUP INC.
TEK AMBULANCE, INC.
TIDEWATER AMBULANCE SERVICE, INC.
TKG, INC.
TRANSPORTATION MANAGEMENT SERVICES OF BREVARD, INC.
TROUP COUNTY EMERGENCY MEDICAL SERVICES, INC.
VELITA SMITH HOME HEALTH, INC.
V.I.P. PROFESSIONAL SERVICES, INC.

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

GUARANTORS (cont’d):

ACCESS 2 CARE, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Access 2 Care, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Service, LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

ACUTE MANAGEMENT, LLC

By: BAWKEYE HOLDCO LLC, as Sole Member of Acute Management, LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

AGAPE HEALTH CARE AGENCY, LLC.
CARE CONNECTION OF CINCINNATI LLC
GEM CITY HOME CARE, LLC
GUARDIAN OHIO NEWCO, LLC

By: GUARDIAN HEALTHCARE HOLDINGS, INC., as Sole Member of Agape Health Care Agency, LLC, Care Connection of Cincinnati LLC, Gem City Home Care, LLC and Guardian Ohio NewCo, LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

GUARANTORS (cont’d):

AMERICAN MEDICAL RESPONSE DELAWARE VALLEY, LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

AMERICAN MEDICAL RESPONSE HPPP, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Sole Member of American Medical Response HPPP, LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

AMERICAN MEDICAL RESPONSE OF MARICOPA, LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

AMERICAN MEDICAL RESPONSE OF PIMA, LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

GUARANTORS (cont’d):

AMR BROCKTON, L.L.C.

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

APEX ACQUISITION LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

ARKANSAS RIVER EMERGENCY SERVICES, LLC

By: PHOENIX EMERGENCY PHYSICIANS OF THE NORTHEAST, LLC, as Sole Member of Arkansas River Emergency Services, LLC

By: PHOENIX PHYSICIANS, LLC, as Sole Member of Phoenix Emergency Physicians of the Northeast, LLC

By: EMCARE, INC., as Sole Member of Phoenix Physicians, LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

GUARANTORS (cont’d):

CMORX, LLC

By: EMCARE, INC., as Sole Member of CMORx, LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

DAN RIVER EMERGENCY SERVICES, LLC
EMERGENCY SERVICES OF CENTRAL OHIO, LLC
PHOENIX EMERGENCY MEDICINE OF BROWARD, LLC
PHOENIX EMERGENCY PHYSICIANS OF THE MIDWEST, LLC
PHOENIX EMERGENCY PHYSICIANS OF THE NORTHEAST, LLC
PHOENIX EMERGENCY PHYSICIANS OF THE SOUTHEAST, LLC
PHOENIX EMERGENCY SERVICES OF INVERNESS, LLC
PHOENIX EMERGENCY SERVICES OF LEESBURG, LLC
PHOENIX OBSTETRICS/GYNECOLOGY, LLC
PHOENIX PEDIATRICS OF BROWARD, LLC

By: PHOENIX PHYSICIANS, LLC, as Sole Member of Dan River Emergency Services, LLC, Emergency Services of Central Ohio, LLC, Phoenix Emergency Medicine of Broward, LLC, Phoenix Emergency Physicians of the Midwest, LLC, Phoenix Emergency Physicians of the Northeast, LLC, Phoenix Emergency Physicians of the Southeast, LLC, Phoenix Emergency Services of Inverness, LLC, Phoenix Emergency Services of Leesburg, LLC, Phoenix Obstetrics/Gynecology, LLC and Phoenix Pediatrics of Broward, LLC

By: EMCARE, INC., as Sole Member of Phoenix Physicians, LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

GUARANTORS (cont’d):

EMS MANAGEMENT LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

EMS OFFSHORE MEDICAL SERVICES, LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

EMSC SERVICESCO, LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

EVERRAD, LLC

By: TEMPLETON READINGS, LLC, as Sole Member of EverRad, LLC

By: EMCARE, INC., as Sole Member of Templeton Readings, LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

GUARANTORS (cont’d):

EVOLUTION HEALTH LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

EVOLUTION MOBILE IMAGING, LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

HAWKEYE HOLDCO LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

MEDASSOCIATES, LLC

By: EMCARE, INC., as Sole Member of MedAssociates, LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

GUARANTORS (cont’d):

MISSION CARE OF ILLINOIS, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Mission Care of Illinois, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

MISSION CARE OF MISSOURI, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Mission Care of Missouri, LLC

By: AMERICAN MEDICAL RESPONSE, INC, as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

MISSION CARE SERVICES, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

GUARANTORS (cont’d):

MSO NEWCO, LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

PHOENIX PHYSICIANS, LLC
STREAMLINED MEDICAL SOLUTIONS LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

PINNACLE CONSULTANTS MID-ATLANTIC, L.L.C.

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

PROVIDACARE, L.L.C.

By: AMERICAN MEDICAL PATHWAYS, INC., as Sole Member of ProvidaCare, L.L.C.

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

GUARANTORS (cont’d):

REGIONAL EMERGENCY SERVICES, L.P.

By: FLORIDA EMERGENCY PARTNERS, INC., as General Partner of Regional Emergency Services, L.P.

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

ROSE RADIOLOGY, LLC

By: SPOTLIGHT HOLDCO LLC, as Sole Member of Rose Radiology, LLC

By: EMCARE, INC., as Sole Member of EmCare, Inc.

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

SEAWALL ACQUISITION, LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

SPOTLIGHT HOLDCO LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

GUARANTORS (cont’d):

SUN DEVIL ACQUISITION LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

TEMPLETON READINGS, LLC

By: EMCARE, INC., as Sole Member of Templeton Readings, LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

ACKNOWLEDGEMENT

Deutsche Bank AG New York Branch, as ABL Agent under that certain Intercreditor Agreement dated as of May 25, 2011 (as amended, supplemented, waived or otherwise modified, the “Intercreditor Agreement”) and Deutsche Bank AG New York Branch, as Term Loan Agent under the Intercreditor Agreement hereby acknowledge that the Revolving Commitments as amended by this Second Amendment will constitute ABL Obligations (as defined in the Intercreditor Agreement), under the Original ABL Credit Agreement (as defined in the Intercreditor Agreement).

DEUTSCHE BANK AG NEW YORK BRANCH
in its capacity as ABL Agent

By:	/s/ Kirk L. Tashjian
Name:	Kirk L. Tashjian
Title:	Vice President

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH
in its capacity as Term Loan Agent

By:	/s/ Kirk L. Tashjian
Name:	Kirk L. Tashjian
Title:	Vice President

By:	/s/Michael Shannon
Name:	Michael Shannon
Title:	Vice President